UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of theSecurities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2006

ASTEC INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

0-14714 (Commission File Number)	62-0873631 (IRS Employer Identification No.)

1725 Shepherd Road, Chattanooga, Tennessee (Address of Principal Executive Offices)	37421 (Zip Code)

(423) 899-5898
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 16, 2006, as approved by the Audit Committee of Astec Industries, Inc. ("Astec") on June 15, 2006, Astec advised Grant Thornton LLP ("Grant Thornton") that it had been dismissed as the independent registered public accounting firm for Astec effective as of such date.

The reports of Grant Thornton on Astec's consolidated financial statements for the fiscal years ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Grant Thornton issued a disclaimer of opinion on both management's assessment of the effectiveness of Astec's internal control over financial reporting and the effectiveness of Astec's internal controls over financial reporting as of December 31, 2005.

During the fiscal years ended December 31, 2004 and 2005, and the subsequent interim period from January 1, 2006 through June 15, 2006, Astec had no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for such periods.

During the fiscal years ended December 31, 2004 and 2005, and the subsequent interim period from January 1, 2006 through June 15, 2006, Astec did not consult with Grant Thornton regarding any event identified in Item 304(a)(1)(v) of Regulation S-K.

On June 15, 2006, the Audit Committee of Astec engaged Ernst & Young LLP ("E&Y") as the new independent registered public accounting firm for Astec. E&Y was Astec's independent registered public accounting prior to the engagement of Grant Thornton on September 10, 2004. During Astec's fiscal years ended December 31, 2004 and 2005, and the subsequent interim period from January 1, 2006 through June 15, 2006, Astec did not consult E&Y regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Astec's financial statements nor did Astec consult E&Y regarding any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Astec provided Grant Thornton with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Grant Thornton's letter dated June 20, 2006, is attached as Exhibit 16.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  Exhibits:

16.1 Letter from Grant Thornton LLP, dated June 20, 2006, to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2006	ASTEC INDUSTRIES, INC.

By: /s/ Albert E. Guth Albert E. Guth Group Vice President, Administration and Secretary

EXHIBIT INDEX
Exhibit No.	Exhibit Description
16.1	Letter from Grant Thornton LLP, dated June 20, 2006, to the Securities and Exchange Commission regarding change in certifying accountant.